                                                                    Exhibit 99.1

PROPERTY AND CASUALTY COMPANIES - ASSOCIATION EDITION

                   000025828199820100104       1998          Document Code: 201

                               ANNUAL STATEMENT
                     For the Year Ended December 31, 1998
                      OF THE CONDITION AND AFFAIRS OF THE
                       American Union Insurance Company

--------------------------------------------------------------------------------

NAIC Group Code 0193   NAIC Company Code 25828   Employer's ID Number
                ----                     -----                        ----------

Organized under the laws of the State of Illinois, using
                                         --------        ----------------------
as the Port of Entry, made to the

INSURANCE DEPARTMENT OF THE STATE OF
                         PURSUANT TO THE LAWS THEREOF

Incorporated 06/12/1916                            Commenced Business 10/03/1916
             ----------                                               ----------

Statutory Home Office 303 East Washington Street, Bloomington, IL 61701
                      ----------------------------------------------------------
Main Administrative Office 303 East Washington Street
                           -----------------------------------------------------
Bloomington, IL 61701                                             (309) 829-1061
--------------------------------------------------------------------------------
Mail Address 303 East Washington Street, Bloomington, IL 61701
             -------------------------------------------------------------------

Primary Location of Books and Records 303 East Washington Street,
                                      ------------------------------------------
Bloomington, IL 61701                                             (309) 829-1061
--------------------------------------------------------------------------------
Annual Statement Contact James David Dickinson                    (309) 829-1061
                         -------------------------------------------------------

                                   OFFICERS

                     President       Gregory Mark Shepard
                     Secretary       William Mark Dalton
                     Treasurer       James David Dickinson


                                Vice Presidents

                             Tracy Morgan Shepard
                             James David Dickinson
                              William Mark Dalton
                          Wallace Theodore Marciniak

                             DIRECTORS OR TRUSTEES

                             Tracy Morgan Shepard
                             Patrick Francis Busch
                             Andrew Floyd Anderson
                             Gregory Mark Shepard
                               Mark Allen Weaver

State of Illinois
         ----------------------
County of McLean                 ss
          ---------------------

The officers of this company, being duly sworn, each deposes and says that they are the above described officers of said insurer, and that on the thirty-first day of December last, all of the herein described assets were the absolute property of said insurer, free and clear from any liens or claims thereon, except as herein stated, and that this annual statement, together with related exhibits, schedules and explanations therein contained, annexed or referred to is a full and true statement of all the assets and liabilities and of the condition and affairs of said Insurer as of the thirty-first day of December last, and of its income and deductions therefrom for the year ended on that date, and have been completed in accordance with the NAIC annual statement instructions and accounting practices and procedures manuals except to the extent that: (1) state law may differ, or, (2) that state rules or regulations require differences in reporting not related to accounting practices and procedures, according to the best of their information, knowledge and belief, respectively.


-------------------------------------     --------------------------------------
             (Signature)                               (Signature)

-------------------------------------     --------------------------------------
           (Printed Name)                            (Printed Name)
              President                                 Secretary


-------------------------------------     --------------------------------------
             (Signature)

-------------------------------------     --------------------------------------
           (Printed Name)
              Treasurer

Subscribed and sworn to before me this            a. Is this an original filing?         Yes [x]   No [_]

_________day of __________________, 1999          b. If no: 1. State the amendment number ________________

                                                            2. Date filed                 ________________

                                                            3. Number of pages attached   ________________
________________________________________

The prior year amounts have been restated to include merged figures for consistency in comparing 1998 merged figures. American Union Insurance Company and Direct Auto Indemnity Company were merged 12/31/98.

ANNUAL STATEMENT FOR THE YEAR 1998 OF THE American Union Insurance Company


                                                               ASSETS
====================================================================================================================================

                                                                                   Current Year                         Prior Year
                                                            ------------------------------------------------------------------------
                                                                1             2              3                4              5
                                                                                                        Net Admitted
                                                              Ledger      Non-Ledger    Assets Not         Assets      Net Admitted
                                                              Assets        Assets       Admitted      (Columns 1+2-3)    Assets
                                                            ------------------------------------------------------------------------
  1. Bonds (less $.......... liability for asset transfers
     with put options, Schedule D, Part 1)..................  1,612,480                                     1,612,480      4,050,721

  2. Stocks:
     2.1 Preferred stocks (Schedule D, Part 2, Section 1)...
     2.2 Common Stocks (Schedule D, Part 2, Section 2)...... 80,548,469   33,754,857    103,430,805        10,872,521     24,761,509

  3. Mortgage loans on real estate (Schedule B):
     3.1 First liens........................................
     3.2 Other than first liens.............................

  4. Real estate (Schedule A):
     4.1 Properties occupied by the company (less
         $.................... encumbrances)................

      4.2 Other properties (less $......... encumbrances)...

  5. Cash ($....(336,426) Schedule E, Part 1) and short-term
     investments ($....... 499,337 Schedule DA, Part 1).....    162,911                                       162,911        183,250

  6. Other invested assets (Schedule BA)....................

  7. Receivable for securities..............................

  8. Aggregate write-ins for invested assets................
                                                            ------------------------------------------------------------------------
  9. Subtotals, cash and invested assets (Lines 1 to 8)..... 82,323,860   33,754,857    103,430,805        12,647,912     28,995,480

 10. Agents' balances or uncollected premiums (net as to commissions and dividends):

     10.1 Premiums and agents' balances in course of
          collection (after deducting ceded reinsurance
          balances payable of ($....... )...................     15,818                                        15,818         19,200

     10.2 Premiums, agents' balances and installments booked
          but deferred and not yet due (after deducting
          ceded reinsurance balances payable of $........ )
          (including $........ earned but unbilled premiums)

     10.3 Accrued retrospective premiums (after deducting
          ceded reinsurance balances payable of $........ )..

  11. Funds held by or deposited with reinsured companies...

  12. Bills receivable, taken for premiums..................

  13. Reinsurance recoverables on loss and loss adjustment expense payments (Schedule F, Pan 3, Columns 2 and 3).

  14. Federal income tax recoverable and interest thereon...

 14A. Guaranty funds receivable or on deposit...............

  15. Electronic data processing equipment..................                                                                   5,423

  16. Interest, dividends and real estate income due
      and accrued...........................................                   7,833                            7,833         66,824

  17. Receivable from parent, subsidiaries and affiliates...    432,688                     432,688                          163,838

  18. Equities and deposits in pools and associations.......

  19. Amounts receivable relating to uninsured accident and
      health plans..........................................

  20. Other assets nonadmitted (Exhibit 1)..................

  21. Aggregate write-ins for other than invested assets....    176,212                     176,212
                                                             -----------------------------------------------------------------------
  22. TOTALS (Lines 9 through 21)........................... 82,948,578   33,762,690    104,039,705        12,671,563     29,250,765
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
0801........................................................
0802........................................................
0803........................................................
0898. Summary of remaining write-ins for
       Line 8 from overflow page............................
------------------------------------------------------------------------------------------------------------------------------------
0899. TOTALS (Lines 0801 through 0803 plus 0898)
      (Line 8 above)........................................
------------------------------------------------------------------------------------------------------------------------------------
2102 Advance to fund a newly formed insurance company.......    176,212                     176,212
2102........................................................
2103........................................................
2198. Summary of remaining write-ins for Line 21 from
      overflow page.........................................
                                                            ------------------------------------------------------------------------
2199. TOTALS (Lines 2101 through 2103 plus 2198)
      (Line 21 above).......................................    176,212                     176,212
====================================================================================================================================
                                       2

The prior year amounts have been restated to include merged figures for consistency in comparing 1998 merged figures. American Union Insurance Company and Direct Auto Indemnity Company were merged 12/31/98.

ANNUAL STATEMENT FOR THE YEAR 1998 OF THE American Union Insurance Company

                     LIABILITIES, SURPLUS AND OTHER FUNDS

========================================================================================================================
                                                                                                 1                2
                                                                                              Current           Prior
                                                                                               Year             Year
                                                                                            -----------     ------------
  1.    Losses (Part 3A, Line 32, Column 5)...............................................      116,739           91,066
 1A.    Reinsurance payable on paid loss and loss adjustment expenses
        (Schedule F, Part 1, Column 2)....................................................
  2.    Loss adjustment expenses (Part 3A, Line 32, Column 6).............................       35,000           35,000
  3.    Contingent commissions and other similar charges..................................
  4.    Other expenses (excluding taxes, licenses and fees)...............................       19,175          238,309
  5.    Taxes, licenses and fees (excluding federal and foreign income taxes).............      100,199           33,330
  6.    Federal and foreign income taxes (excluding deferred taxes).......................      654,911          103,983
  7.    Borrowed money....................................................................    5,308,792          900,000
  8.    Interest, including $.............. on borrowed money.............................
  9.    Unearned premiums (Part 2A, Line 34, Column 5) (after deducting ceded
        reinsurance unearned premiums of $.............)..................................      125,122          139,976
 10.    Dividends declared and unpaid:
        A.  Stockholders..................................................................
        B.  Policyholders.................................................................
 11.    Funds held by company under reinsurance treaties (Schedule F, Part 3,
        Column 14)........................................................................
 12.    Amounts withheld or retained by company for account of others.....................        8,365           10,103
 13.    Remittances and items not allocated...............................................
 14.    Provision for reinsurance (Schedule F, Part 7)....................................
 15.    Excess of statutory reserves over statement reserves (Schedule P
        Interrogatories)..................................................................       79,000           90,000
 16.    Net adjustments in assets and liabilities due to foreign exchange rates...........
 17.    Drafts outstanding................................................................                           930
 18.    Payable to parent, subsidiaries and affiliates....................................      551,801          240,096
 19.    Payable for securities............................................................
 20.    Liability for amounts held under uninsured accident and health plans..............
 21.    Capital notes $............ and interest thereon $............ ...................
 22.    Aggregate write-ins for liabilities...............................................
                                                                                            -----------     ------------
 23.    TOTAL liabilities (Lines 1 through 22)............................................    6,999,104        1,882,793
 24.    Aggregate write-ins for special surplus funds.....................................
 25A.   Common capital stock..............................................................   10,200,000       10,200,000
 25B.   Preferred capital stock...........................................................
 25C.   Aggregate write-ins for other than special surplus funds..........................
 26A.   Surplus notes.....................................................................
 26B.   Gross paid in and contributed surplus.............................................   19,124,371       19,124,371
 26C.   Unassigned funds (surplus)........................................................  (23,651,912)      (1,956,399)
 26D.   Less treasury stock, at cost:
        (1)  .......... shares common (value included in Line 25A $..........) ...........
        (2)  .......... shares preferred (value included in Line 25B $..........) ........
                                                                                            -----------     ------------
 27.    Surplus as regards policyholders (Lines 24 to 26C, less 26D) (Page 4, Line 32)....    5,672,459       27,367,972
                                                                                            -----------     ------------
 28.      TOTALS (Page 2, Line 22, Column 4)..............................................   12,671,563       29,250,765
========================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------
 2201.  ..................................................................................
 2202.  ..................................................................................
 2203.  ..................................................................................
 2298.  Summary of remaining write-ins for Line 22 from overflow page.....................
                                                                                            -----------     ------------
 2299.  TOTALS (Lines 2201 through 2203 plus 2298) (Line 22 above)........................
------------------------------------------------------------------------------------------------------------------------
 2401.   .................................................................................
 2402.   .................................................................................
 2403.   .................................................................................
 2498.  Summary of remaining write-ins for Line 24 from overflow page.....................
                                                                                            -----------     ------------
 2499.  TOTALS (Lines 2401 through 2403 plus 2498) (Line 24 above)........................
------------------------------------------------------------------------------------------------------------------------
25C01.   .................................................................................
25C02.   .................................................................................
25C03.   .................................................................................
25C98. Summary of remaining write-ins for Line 25C from overflow page.....................
                                                                                            -----------     ------------
25C99.  TOTALS (Lines 25C0l through 25C03 plus 25C98) (Line 25C above)....................
========================================================================================================================

                                       3

The prior year amounts have been restated to include merged figures for consistency in comparing 1998 merged figures. American Union Insurance Company and Direct Auto Indemnity Company were merged 12/31/98.

ANNUAL STATEMENT FOR THE YEAR 1998 OF THE American Union Insurance Company

                      UNDERWRITING AND INVESTMENT EXHIBIT

                                                                 1            2
                  STATEMENT OF INCOME                         Current       Prior
                                                                Year        Year
                                                             ----------   ---------
                 UNDERWRITING INCOME
  1. Premiums earned (Part 2, Line 32, Column 4)...........     562,760     581,592
         DEDUCTIONS
  2. Losses incurred (Part 3, Line 32, Column 7)...........     297,119     249,758
  3. Loss expenses incurred (Part 4, Line 22, Column 1)....      77,796      32,309
  4. Other underwriting expenses incurred (Part 4,
     Line 22, Column 2)....................................     601,110     457,484
  5. Aggregate write-ins for underwriting deductions.......
                                                             ----------   ---------
  6.   Total underwriting deductions (Lines 2 through 5)...     976,025     739,551
                                                             ----------   ---------
  7. Net underwriting gain or (loss) (Line 1 minus
     Line 6)...............................................    (413,265)   (157,959)

                   INVESTMENT INCOME
  8. Net investment income earned (Part 1, Line 14)........   8,734,972   3,489,210
  9. Net realized capital gains or (losses)
     (Part 1A, Line 10)....................................   3,577,329      42,003
                                                             ----------   ---------
 9A. Net investment gain or (loss) (Lines 8 plus 9)........  12,312,301   3,531,213

                     OTHER INCOME
 10. Net gain or (loss) from agents' or premium
     balances charged off (amount recovered
     amount charged off ...................................         (51)        (34)
 11. Finance and service charges not included
     in premiums...........................................       2,240       2,282
 12. Aggregate write-ins for miscellaneous income..........
                                                             ----------   ---------
 13.   Total other income (Lines 10 through 12)............       2,189       2,248
                                                             ----------   ---------
 14. Net income before dividends to policyholders
     and before federal & foreign income taxes
     (Lines 7 plus 9A plus 13).............................  11,901,225   3,375,502
14A. Dividends to policyholders (Exhibit 2, Line 16,
     Column 1 plus Page 3, Line 10B, Column 1
     minus Column 2).......................................
                                                             ----------   ---------
14B. Net income, after dividends to policyholders but
     before federal and foreign income taxes (Line
     14 minus Line 14A)....................................  11,901,225   3,375,502
 15. Federal and foreign income taxes incurred.............   1,162,644     166,849
                                                             ----------   ---------
 16. Net income (Line 14B minus Line 15) (to Line 18)......  10,738,581   3,208,653

             CAPITAL AND SURPLUS ACCOUNT
 17. Surplus as regards policyholders, December 31
     prior year (Page 4, Line 32, Column 2)................  27,367,972  29,764,785

            GAINS AND (LOSSES) IN SURPLUS
 18. Net income (from Line 16).............................  10,738,581   3,208,653
 19. Net unrealized capital gains or (losses)
     (Part 1A, Line 11).................................... (16,480,320) (3,579,961)
 20. Change in nonadmitted assets (Exhibit 1,
     Line 6, Column 3).....................................    (564,774)     25,495
 21. Change in provision for reinsurance (Page 3,
     Line 14, Column 2 minus Column 1).....................
 22. Change in foreign exchange adjustment.................
 23. Change in excess of statutory reserves over
     statement reserves (Page 3, Line 15, Column
     2 minus Column 1).....................................      11,000      69,000
23A. Change in surplus notes...............................
 24. Capital changes:
     A. Paid in (Exhibit 2, Line 6, Column 1)..............
     B. Transferred from surplus (Stock Dividend)..........
     C. Transferred to surplus.............................
 25. Surplus adjustments:
     A. Paid in (Exhibit 2, Line 7, Column 1)..............
     B. Transferred to capital (Stock Dividend)............
     C. Transferred from capital...........................
 26. Net remittances from or (to) Home Office
     (Exhibit 2, Line 4B minus Line 12B, Column 1).........
 27. Dividends to stockholders (cash)...................... (15,400,000) (2,120,000)
 28. Change in treasury stock (Page 3, Line 26D
     (1) and (2), Column 2 minus Column 1).................
 29. Extraordinary amounts of taxes for prior years........
 30. Aggregate write-ins for gains and losses in surplus
                                                            -----------   ---------
 31. Change in surplus as regards policyholders for the
     year (Lines 18 through 30)............................ (21,695,513) (2,396,813)
                                                            -----------  ----------
 32. Surplus as regards policyholders, December 31
     current year (Line 17 plus Line 31) (Page 3, Line 27).   5,672,459  27,367,972
====================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------
0501. .....................................................
0502. .....................................................
0503. .....................................................
0598. Summary of remaining write-ins for Line 5
      from overflow page...................................
                                                             ----------   ---------
0599. Totals (Lines 0501 through 0503 plus 0598)
      (Line 5 above).......................................
----- -----------------------------------------------------------------------------
1201. .....................................................
1202. .....................................................
1203. .....................................................
1298. Summary of remaining write-ins for Line 12
      from overflow page...................................
                                                             ----------   ---------
1299. Totals (Lines 1201 through 1203 plus 1298)
      (Line 12 above)......................................
-----------------------------------------------------------------------------------
3001. .....................................................
3002. .....................................................
3003. .....................................................
3098. Summary of remaining write-ins for Line 30
      from overflow page...................................
                                                             ----------   ---------
3099. Totals (Lines 3001 through 3003 plus 3098)
      (Line 30 above)......................................
===================================================================================

                                       4

The prior year amounts have been restated to include merged figures for consistency in comparing 1998 merged figures. American Union Insurance Company and Direct Auto Indemnity Company were merged 12/31/98.

ANNUAL STATEMENT FOR THE YEAR 1998 OF THE American Union Insurance Company

                                   CASH FLOW
===========================================================================================================
                                                                                    1                2
                            CASH FROM OPERATIONS                               Current Year      Prior Year
                                                                               ----------------------------
 1. Premiums collected net of reinsurance.....................................     551,288           581,278
 2. Loss and loss adjustment expenses paid (net of salvage and subrogation)...     350,172           635,407
 3. Underwriting expenses paid................................................     753,325           340,093
 4. Other underwriting income (expenses)......................................                           677
                                                                               ----------------------------
 5. Cash from underwriting (Line 1 minus Line 2 minus Line 3 plus Line 4).....    (552,209)         (393,545)
 6. Net investment income.....................................................   8,785,934         3,323,095
 7. Other income (expenses):
    7.1 Agents' balances charged off..........................................         (51)              (34)
    7.2 Net funds held under reinsurance treaties.............................
    7.3 Net amount withheld or retained for account of others.................      (1,738)
    7.4 Aggregate write-ins for miscellaneous items...........................       2,240             2,282
                                                                               ----------------------------
    7.5 TOTAL other income (Lines 7.1 to 7.4).................................         451             2,248
 8. Dividends to policyholders on direct business, less $       dividends
    on reinsurance assumed or ceded (net).....................................
 9. Federal and foreign income taxes (paid) recovered.........................    (611,716)           (7,986)
                                                                                ----------------------------
10. Net cash from operations (Line 5 plus Line 6 plus Line 7.5
    minus Line 8 plus Line 9).................................................   7,622,460         2,923,812

                            CASH FROM INVESTMENTS

11. Proceeds from investments sold, matured or repaid:
    11.1 Bonds................................................................   4,094,406           100,890
    11.2 Stocks...............................................................   6,921,990         3,000,000
    11.3 Mortgage loans.......................................................
    11.4 Real estate..........................................................
    11.5 Other invested assets................................................
    11.6 Net gains or (losses) on cash and short-term investments.............       3,253
    11.7 Miscellaneous proceeds...............................................
                                                                               ----------------------------
    11.8 Total investment proceeds (Lines 11.1 to 11.7).......................  11,019,649         3,100,890
12. Cost of investments acquired (long-term only):
    12.1 Bonds................................................................   1,615,500           964,102
    12.2 Stocks...............................................................   5,971,932         2,000,000
    12.3 Mortgage loans.......................................................
    12.4 Real estate..........................................................
    12.5 Other invested assets................................................
    12.6 Miscellaneous applications...........................................
                                                                               ----------------------------
    12.7 TOTAL investments acquired (Lines 12.1 to 12.6)......................   7,587,432         2,964,102
                                                                                ----------------------------
13. Net Cash from investments (Line 11.8 minus Line 12.7).....................   3,432,217           136,788

                CASH FROM FINANCING AND MISCELLANEOUS SOURCES

14. Cash provided:
    14.1 Surplus notes, capital and surplus paid in...........................
    14.2 Capital notes $        less amounts repaid $       ..................
    14.3 Net transfers from affiliates........................................      42,855            10,577
    14.4 Borrowed funds received..............................................   4,408,792
    14.5 Other cash provided..................................................                        30,146
                                                                                ----------------------------
    14.6 TOTAL (Lines 14.1 to 14.5)...........................................   4,451,647            40,723
15. Cash applied:
    15.1 Dividends to stockholders paid.......................................  15,400,000         2,120,000
    15.2 Net transfers to affiliates..........................................                       415,096
    15.3 Borrowed funds repaid................................................                       500,000
    15.4 Other applications...................................................     126,663
                                                                                ----------------------------
    15.5 TOTAL (Lines 15.1 to 15.4)                                             15,526,663         3,035,096
                                                                                ----------------------------
16. Net cash from financing and miscellaneous sources
    (Line 14.6 minus Line 15.5)............................................... (11,075,016)       (2,994,373)

                            RECONCILIATION OF CASH
                          AND SHORT-TERM INVESTMENTS

17. Net change in cash and short-term investments (Line 10,
    plus Line 13, plus Line 16)...............................................     (20,339)           66,227
18. Cash and short-term investments:
    18.1 Beginning of year....................................................     183,250           117,023
                                                                                ----------------------------
    18.2 End of year (Line 17 plus Line 18.1).................................     162,911           183,250
============================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------
7.401 Finance Charges.........................................................       2,240             2,282
7.402.........................................................................
7.403.........................................................................
7.498 Summary of remaining write-ins for Line 7.4 from overflow page.........
                                                                                ----------------------------
7.499 TOTALS (Lines 7.401 through 7.403 plus 7.498) (Line 7.4 above).........       2,240             2,282
============================================================================================================

                                       5

The prior year amounts have been restated to include merged figures for consistency in comparing 1998 merged figures. American Union Insurance Company and Direct Auto Indemnity Company were merged 12/31/98.

ANNUAL STATEMENT FOR THE YEAR 1998 OF THE American Union Insurance Company
                     UNDERWRITING AND INVESTMENT EXHIBIT
              PART 1 - INTEREST, DIVIDENDS AND REAL ESTATE INCOME

====================================================================================================================================

                     1                    2          3           Paid in Advance         Due and Accrued (h)                8
                                                                 -------------------------------------------
                                                                                                                         Earned
                                                                      4           5            6             7         During Year
                                                    Collected      Current      Prior       Current        Prior         Columns
                                       Schedule    During Year       Year        Year         Year          Year        3+5+6-4-7
----------------------------------------------------------------------------------------------------------------------------------
  1.  U.S. government bonds ............ D (a)           232,587                                7,833         44,000         196,420
 1.1 Bonds exempt from U.S. tax .......  D (a)
 1.2 Other bonds (unaffiliated) .......  D (a)            38,974                                               5,047          33,927
 1.3 Bonds of affiliates ..............  D (a)
 2.1 Preferred stocks (unaffiliated) ..  D (b)
2.11 Preferred stocks of affiliates ...  D (b)
 2.2 Common stock (unaffiliated) ......    D           3,122,649                                              17,777       3,104,872
2.21 Common stock of affiliates .......    D           6,000,000                                                           6,000,000
  3. Mortgage loans ...................  B (c)
  4. Real estate ......................  A (d)
 5.1 Cash on hand and on deposit ......    E
 5.2 Short-term investments ...........  DA (e)           49,056                                                              49,056
  6. Other invested assets ............    BA
  7. Derivative instruments ........... DB/DC(f)
  8. Aggregate write-ins for investment
     income ...........................                   16,183                                                              16,183
                                                 -----------------------------------------------------------------------------------
  9. TOTALS ...........................          (g)   9,459,449                                7,833         66,824 (g)   9,400,458
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         DEDUCTIONS
                                                                                                       -------------
 10. Total investment expenses incurred (Part 4, Line 22, Column 3) .................................        342,486
10A. Interest expense ...............................................................................  (i)   323,000
 11. Depreciation on real estate (for companies which depreciate annually on a formula basis) .......
 12. Aggregate write-ins for deductions from investment income ......................................
                                                                                                       -------------
 13. Total deductions (Lines 10 to 12) ..............................................................                        665,486
                                                                                                                          ----------
 14. Net investment income earned (Line 9 minus Line 13 - to Page 4, Line 8) ........................                      8,734,972
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
0801. Furniture Rental ................                   16,183                                                              16,183
0802. .................................
0803. .................................
0898. Summary of remaining write-ins
      for Line 8 from overflow page ...
                                                 -----------------------------------------------------------------------------------
0899. TOTALS (Lines 0801 through
      0803 plus 0898) (Part 1,
      Line 8) .........................                   16,183                                                              16,183
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         DEDUCTIONS
                                                                                                       -------------
1201. ...............................................................................................
1202. ...............................................................................................
1203. .................... . ...... ............ ....................................................
1298. Summary of remaining write-ins for Line 12 from overflow page .................................
                                                                                                       -------------
1299. TOTALS (Lines 1201 through 1203 plus 1298) (Part 1, Line 12) ..................................
====================================================================================================================================

(a) Includes $........ 10,999 accrual of discount less $........ 3,020 amortization of premium.
(b) Includes $................ accrual of discount less $...............
    amortization of premium.
(c) Includes $................ accrual of discount less $...............
    amortization of premium.
(d) Includes $................ for company's occupancy of its own buildings.
(e) Includes $........ 22,450 accrual of discount less $...............
    amortization of premium.
(f) Includes $............... accrual of discount less $...............
    amortization of premium.
(g) Includes asset transfers with put options accounted for as financing arrangements: $.................. Column 3, $................... Column 8.
(h) Admitted items only. State basis of exclusions
(i) Includes $................ interest on surplus notes and $................
    interest on capital notes.

              PART 1A - CAPITAL GAINS AND (LOSSES) ON INVESTMENTS

====================================================================================================================================
                 1                             2            3            4               5               6                 7
                                                                                                    Net Gain or
                                                                                                    (Loss) from       Total (Net
                                                                                                     Change in       of Columns 2
                                             Profit      Loss on    Increases by    Decreases by     Difference     to 6 inclusive)
                                            on Sales     Sales or   Adjustment in  Adjustment in  Between Book and     (Columns
                                          or Maturity    Maturity    Book Value      Book Value    Admitted Values    2-3+4-5+6)
------------------------------------------------------------------------------------------------------------------------------------
  1. U.S. government bonds ............         7,080                                                                        7,080
 1.1 Bonds exempt from U.S. tax .......
 1.2 Other bonds (unaffiliated) .......        25,605                                                                       25,605
 1.3 Bonds of affiliates ..............
 2.1 Preferred stocks (unaffiliated) ..
2.11 Preferred stocks of affiliates ...
 2.2 Common stock (unaffiliated) ......     3,541,391                                                 (7,188,462)       (3,647,071)
2.21 Common stock of affiliates .......                                                               (9,291,858)       (9,291,858)
   3. Mortgage loans ..................
   4. Real estate .....................                                             (a)
 5.1 Cash on hand and on deposit ......
 5.2 Short-term investments ...........         3,253                                                                        3,253
   6. Other invested assets ...........
   7. Derivative instruments ..........
   8. Aggregate write-ins for capital
      gains and (losses) ..............
                                            ----------------------------------------------------------------------------------------
   9.   TOTALS ........................     3,577,329                                                (16,480,320)      (12,902,991)
------------------------------------------------------------------------------------------------------------------------------------
     (Distribution of Line 9, Column 7)
  10. Net realized capital gains or (losses) (Page 4, Line 9) (Column 2 - 3, Line 9) ................................    3,577,329
  11. Net unrealized capital gains or (losses) (Page 4, Line 19) (Column 4 - 5 + 6, Line 9) .........................  (16,480,320)
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
0801. .................................
0802. .................................
0803. .................................
0898. Summary of remaining write-ins
      for Line 8 from overflow page ...
                                                 -----------------------------------------------------------------------------------
0899. TOTALS (Lines 0801 through 0803
      plus 0898) (Part 1A, Line 8) ....
====================================================================================================================================
(a) Excluding $............... depreciation on real estate included in Part 1,
    Line 11.

                                       6

The prior year amounts have been restated to include merged figures for consistency in comparing 1998 merged figures. American Union Insurance Company and Direct Auto Indemnity Company were merged 12/31/98.

ANNUAL STATEMENT FOR THE YEAR 1998 OF THE American Union Insurance Company

                      UNDERWRITING AND INVESTMENT EXHIBIT
                          PART 2 - PREMIUMS EARNED

================================================================================================================================
                                                        1                   2                     3                    4
                                                                         Unearned              Unearned
                                                   Net Premiums          Premiums              Premiums
                                                    Written Per    Dec. 31 Prior Year -        Dec. 31          Premiums Earned
                                                     Column 4,        per Column 3,       Current Year - per      During Year
          Line of Business                            Part 2B       Last Year's Part 2    Column 5, Part 2A   (Columns 1 + 2 - 3)
---------------------------------------------------------------------------------------------------------------------------------
  1. Fire ...........................                  2,301               5,093                 314                 7,080
  2. Allied lines....................                    409                 886                  55                 1,240
  3. Farmowners multiple peril.......
  4. Homeowners multiple peril.......                  4,352               9,360                 575                13,137
  5. Commercial multiple peril.......
  6. Mortgage guaranty...............
  8. Ocean marine....................
  9. Inland marine...................
 10. Financial guaranty..............
11.1 Medical malpractice -
     occurrence......................
11.2 Medical malpractice -
     claims-made.....................
 12. Earthquake......................
 13. Group accident and health.......
 14. Credit accident and health
      (group and individual).........
 15. Other accident and health.......
 16. Workers' compensation...........
17.1 Other liability -
      occurrence.....................
17.2 Other liability -
     claims-made.....................
18.1 Products liability -
     occurrence......................
18.2 Products liability -
     claims-made.....................
19.1 19.2 Private passenger
     auto liability..................                278,680              65,627              64,449               279,858
19.3 19.4 Commercial auto
     liability.......................
21.  Auto physical damage............                262,164              59,010              59,729               261,445
22.  Aircraft (all perils)...........
23.  Fidelity .......................
24.  Surety..........................
26.  Burglary and theft..............
27.  Boiler and machinery............
28.  Credit..........................
29.  International...................
30A. Reinsurance-Nonproportional
     Assumed Property................
30B. Reinsurance-Nonproportional
     Assumed Liability...............
30C. Reinsurance-Nonproportional
     Assumed Financial Lines.........
31.  Aggregate write-ins for other
     lines of business...............               -----------------------------------------------------------------------
32.    TOTALS........................                547,906             139,976             125,122               562,760
===========================================================================================================================
DETAILS OF WRITE-INS
---------------------------------------------------------------------------------------------------------------------------
3101. ...............................
3102. ...............................
3103. ...............................
3198. Summary of remaining write-ins for
      Line 31 from overflow page
                                                    -----------------------------------------------------------------------
3199. TOTALS (Lines 3101 through 3103
      + 3198) (Line 31 above)........
===========================================================================================================================

ANNUAL STATEMENT FOR THE YEAR 1998 OF THE American Union Insurance Company

                      UNDERWRITING AND INVESTMENT EXHIBIT
                   PART 2A - RECAPITULATION OF ALL PREMIUMS
(a) Gross premiums (less reinsurance) and unearned premiums on all unexpired risks and reserve for return premiums under rate credit or retrospective rating plans based upon experience, viz:

====================================================================================================================================
                                                                   1                2           3             4              5
                                                             Amount Unearned Amount Unearned            Reserve for        Total
                                                              (Running One    (Running More             Rate Credits      Reserve
                                                               Year or Less    Than One Year          and Retrospective For Unearned
                                                                From Date       From Date    Advance     Adjustments      Premiums
                                                                of Policy)      of Policy)   Premiums      Based on        Columns
                    Line of Business                               (b)             (b)         100%       Experience       1+2+3+4
------------------------------------------------------------------------------------------------------------------------------------
  1. Fire.....................................................           314                                                     314
  2. Allied lines.............................................            55                                                      55
  3. Farmowners multiple peril................................
  4. Homeowners multiple peril................................           575                                                     575
  5. Commercial multiple peril................................
  6. Mortgage guaranty........................................
  8. Ocean marine.............................................
  9. Inland marine............................................
 10. Financial guaranty.......................................
11.1 Medical malpractice - occurrence.........................
11.2 Medical malpractice - claims-made........................
 12. Earthquake...............................................
 13. Group accident and health................................                                           (c)
 14. Credit accident and health (group and individual)........
 15. Other accident and health................................                                           (c)
 16. Workers' compensation....................................
17.1 Other liability - occurrence.............................
17.2 Other liability - claims-made............................
18.1 Products liability - occurrence..........................
18.2 Products liability - claims-made.........................
19.1 19.2 Private passenger auto liability....................        64,449                                                  64,449
19.3 19.4 Commercial auto liability...........................
 21. Auto physical damage.....................................        59,729                                                  59,729
 22. Aircraft (all perils)....................................
 23. Fidelity.................................................
 24. Surety...................................................
 26. Burglary and theft.......................................
 27. Boiler and machinery.....................................
 28. Credit...................................................
 29. International............................................
30A. Reinsurance-Nonproportional Assumed Property.............
30B. Reinsurance-Nonproportional Assumed Liability............
30C. Reinsurance-Nonproportional Assumed Financial Lines......
 31. Aggregate write-ins for other lines of business..........
                                                               ---------------------------------------------------------------------
 32. TOTALS...................................................       125,122                                                 125,122
------------------------------------------------------------------------------------------------------------------------------------
 33. Accrued retrospective premiums based on experience.......
                                                                                                                       -------------
 34. Balance (Line 32 plus Line 33)...........................                                                               125,122
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
3101..........................................................
3102..........................................................
3103..........................................................
3198. Summary of remaining write-ins for Line 31 from
      overflow page...........................................
                                                               ---------------------------------------------------------------------
3199. TOTALS (Lines 3101 through 3103 plus 3198) (Line 31
        above)................................................
====================================================================================================================================

(a) By gross premiums is meant the aggregate of all the premiums written in the policies or renewals in force. Are they so returned in this statement? Yes[X] No[ ]
(b) State here basis of computation used in each case Monthly pro-rata
(c) Including $ .............................. reserved for deferred maternity and other similar benefits.

ANNUAL STATEMENT FOR THE YEAR 1998 OF THE American Union Insurance Company

                      UNDERWRITING AND INVESTMENT EXHIBIT

                          PART 2B - PREMIUMS WRITTEN

Gross Premiums (Less Return Premiums), Including Policy and Membership Fees Written and Renewed During Year

====================================================================================================================================
                                                          Reinsurance Assumed          Reinsurance Ceded                 4
                                                1      ------------------------------------------------------      Net Premiums
                                              Direct       2a            2b            3a            3b               Written
                                             Business     From          From           To            To               Columns
Line of Business                               (a)     Affiliates  Non-Affiliates  Affiliates  Non-Affiliates  1 + 2a + 2b - 3a - 3b
------------------------------------------------------------------------------------------------------------------------------------
 1.  Fire ..................................    2,301                                                                          2,301
 2.  Allied lines ..........................      409                                                                            409
 3.  Farmowners multiple peril .............
 4.  Homeowners multiple peril .............    4,352                                                                          4,352
 5.  Commercial multiple peril .............
 6.  Mortgage guaranty .....................
 8.  Ocean marine ..........................
 9.  Inland marine .........................
10.  Financial guaranty ....................
11.1 Medical malpractice - occurrence ......
11.2 Medical malpractice - claims-made .....
12.  Earthquake ............................
13.  Group accident and health .............
14.  Credit accident and health (group and
     individual) ...........................
15.  Other accident and health .............
16.  Workers' compensation .................
17.1 Other liability - occurrence ..........
17.2 Other liability - claims-made .........
18.1 Products liability - occurrence .......
18.2 Products liability - claims-made ......
19.1 19.2  Private passenger auto liability.  278,680                                                                        278,680
19.3 19.4  Commercial auto liability........
21.  Auto physical damage ..................  262,164                                                                        262,164
22.  Aircraft (all perils) .................
23.  Fidelity ..............................
24.  Surety ................................
26.  Burglary and theft ....................
27.  Boiler and machinery ..................
28.  Credit ................................
29.  International .........................
30A. Reinsurance-Nonproportional Assumed
     Property ..............................    XXX
30B. Reinsurance-Nonproportional Assumed
     Liability .............................    XXX
30C. Reinsurance-Nonproportional Assumed
     Financial Lines .......................    XXX
31.  Aggregate write-ins for other lines
     of business ...........................
                                             ---------------------------------------------------------------------------------------
32.      TOTALS ............................  547,906                                                                        547,906
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
101. .......................................
102. .......................................
103. .......................................
198. Summary of remaining write-ins for
     Line 31 from overflow page ............
                                             ---------------------------------------------------------------------------------------
199. TOTALS (Lines 3101 through 3103 plus
     3198) (Line 31 above) .................
====================================================================================================================================

(a) Does the company's direct premiums written include premiums recorded on an installment basis? Yes [ ] No [X]
     If yes, (1) The amount of such installment premiums $..................
             (2) Amount at which such installment premiums would have been reported had they been recorded on an annualized basis $...

ANNUAL STATEMENT FOR THE YEAR 1998 OF THE American Union Insurance Company
        UNDERWRITING AND INVESTMENT EXHIBIT
                PART 3 - LOSSES PAID AND INCURRED



                                                                                       Losses Paid Less Salvage
                                                                   --------------------------------------------------------------
                                                                           1           2                3               4
                                                                                                                  Net Payments
                                                                        Direct     Reinsurance      Reinsurance     (Columns
                            Line of Business                           Business      Assumed         Recovered       1 +2-3)
---------------------------------------------------------------------------------------------------------------------------------
  1. Fire ........................................................          6,385                                          6,385
  2. Allied lines ................................................            802                                            802
  3. Farmowners multiple peril....................................
  4. Homeowners multiple peril ...................................          9,474                                          9.474
  5. Commercial multiple peril....................................
  6. Mortgage guaranty............................................
  8. Ocean marine.................................................
  9. Inland marine................................................
 10. Financial guaranty...........................................
11.1 Medical malpractice - occurrence.............................
11.2 Medical malpractice - claims-made............................
 12. Earthquake...................................................
 13. Group accident and health....................................
 14. Credit accident and health (group and individual)............
 15. Other accident and health....................................
 16. Workers' compensation........................................
17.1 Other liability - occurrence.................................
17.2 Other liability - claims-made................................
18.1 Products liability - occurrence..............................
18.2 Products liability - claims made.............................
19.1 19.2 Private passenger auto liability .......................        100,474                                        100,474
19.3 19.4 Commercial auto liability...............................
 21. Auto physical damage ........................................        154,311                                        154,311
 22. Aircraft (all perils)........................................
 23. Fidelity.....................................................
 24. Surety.......................................................
 26. Burglary and theft...........................................
 27. Boiler and machinery.........................................
 28. Credit.......................................................
 29. International................................................
30A. Reinsurance-Nonproportional Assumed Property ................       XXX
30B. Reinsurance-Nonproportional Assumed Liability ...............       XXX
30C. Reinsurance-Nonproportional Assumed Financial Lines .........       XXX
 31. Aggregate write-ins for other lines of business..............
                                                                    -------------------------------------------------------------
 32. TOTALS ......................................................        271,446                                        271,446
=================================================================================================================================
DETAILS OF WRITE-INS
---------------------------------------------------------------------------------------------------------------------------------
3101. ............................................................
3102. ............................................................
3103. ............................................................
3198. Summary of remaining write-ins for Line 31 from overflow page
                                                                    -------------------------------------------------------------
3199. TOTALS (Lines 3101 through 3103 plus 3198) (Line 31 above)..
=================================================================================================================================

                                                                       5            6              7               8
                                                                  Net Losses                    Losses         Percentage of
                                                                    Unpaid                     Incurred       Losses Incurred
                                                                  Current Year   Net Losses   Current Year   (Column 7, Part 3)
                                                                    (Part 3A,      Unpaid       (Columns     to Premiums Earned
                                                                    Column 5)     Prior Year      4+5-6)     (Column 4, Part 2)

                                                               ------------------------------------------------------------------
  1. Fire ........................................................        1,253          2.555            5,083          71.79
  2. Allied lines ................................................           89            416              475          38.31
  3. Farmowners multiple peril....................................
  4. Homeowners multiple peril ...................................        3,092          7,371            5,195          39.55
  5. Commercial multiple peril....................................                       8,000           (8,000)
  6. Mortgage guaranty............................................
  8. Ocean marine.................................................
  9. Inland marine................................................
 10. Financial guaranty...........................................
11.1 Medical malpractice - occurrence.............................
11.2 Medical malpractice - claims-made............................
 12. Earthquake...................................................
 13. Group accident and health....................................
 14. Credit accident and health (group and individual)............
 15. Other accident and health....................................
 16. Workers' compensation........................................
17.1 Other liability - occurrence.................................
17.2 Other liability - claims-made................................
18.1 Products liability - occurrence..............................
18.2 Products liability - claims made.............................
19.1 19.2 Private passenger auto liability .......................       109,555        60,924          149,105          53.28
19.3 19.4 Commercial auto liability...............................
 21. Auto physical damage ........................................         2,750        11,800          145.261          55.56
 22. Aircraft (all perils)........................................
 23. Fidelity.....................................................
 24. Surety.......................................................
 26, Burglary and theft...........................................
 27. Boiler and machinery.........................................
 28. Credit.......................................................
 29. International................................................
30A. Reinsurance-Nonproportional Assumed Property.................
30B. Reinsurance-Nonproportional Assumed Liability................
30C. Reinsurance-Nonproportional Assumed Financial Lines..........
 31. Aggregate write-ins for other lines of business..............
                                                                   --------------------------------------------------------------
 32. TOTALS ......................................................       116,739        91,066          297,119          52.80
=================================================================================================================================
DETAILS OF WRITE-INS
---------------------------------------------------------------------------------------------------------------------------------
3101
3102
3103
3198. Summary of remaining write-ins for Line 31 from overflow page
                                                                   --------------------------------------------------------------
3199. TOTALS (Lines 3101 through 3103 plus 3198) (Line 31 above)
=================================================================================================================================

                       UNDERWRITING AND INVESTMENT EXHIBIT
               PART 3A - UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES

==================================================================================================================================
                                                                             Adjusted or in               2                3
                                                                               Process of               Deduct            Net
                                                                               Adjustment            Reinsurance        Losses
                                                                         ----------------------      Recoverable       Excluding
                                                                             1a            1b            from           Incurred
                                                                                                      Authorized        But Not
                                                                                          Rein-          and            Reported
                                                                                         surance     Unauthorized       (Columns
Line of Business                                                           Direct        Assumed      Companies       1a + 1b - 2)
----------------------------------------------------------------------------------------------------------------------------------
  1. Fire .............................................................        1,253                                         1,253
  2. Allied Lines......................................................           89                                            89
  3. Farmowners multiple peril ........................................
  4. Homeowners multiple peril ........................................        3,092                                         3,092
  5. Commercial multiple peril ........................................
  6. Mortgage guaranty ................................................
  8. Ocean marine .....................................................
  9. Inland marine ....................................................
 10. Financial guaranty ...............................................
11.1 Medical malpractice - occurrence .................................
11.2 Medical malpractice - claims-made ................................
 12. Earthquake  ......................................................
 13. Group accident & health ..........................................
 14. Credit accident & health (group & individual) ....................
 15. Other accident & health ..........................................
 16. Workers' compensation ............................................
17.1 Other liability - occurrence .....................................
17.2 Other liability - claims-made ....................................
18.1 Products liability - occurrence ..................................
18.2 Products liability - claims-made .................................
19.1 19.2 Private passenger auto liability.............................       73,555                                        73,555
19.3 19.4 Commercial auto liability ...................................
 21. Auto physical damage .............................................          750                                           750
 22. Aircraft (all perils) ............................................
 23. Fidelity .........................................................
 24. Surety ...........................................................
 26. Burglary and theft ...............................................
 27. Boiler and machinery .............................................
 28. Credit ...........................................................
 29. International ....................................................
30A. Reinsurance-Nonproportional Assumed Property .....................      XXX
30B. Reinsurance-Nonproportional Assumed Liability ....................      XXX
30C. Reinsurance-Nonproportional Assumed Financial Lines ..............      XXX
 31. Aggregate write-ins for other lines of business ..................
                                                                         ---------------------------------------------------------
 32. TOTALS ...........................................................        78,739                                       78,739
==================================================================================================================================
DETAILS OF WRITE-INS
----------------------------------------------------------------------------------------------------------------------------------
3101. .................................................................
3102. .................................................................
3103. .................................................................
3198. Summary of remaining write-ins for Line 31 from overflow page....
3199. TOTALS (Lines 3101 through 3103 plus 3198) (Line 31 above).......
==================================================================================================================================

                       UNDERWRITING AND INVESTMENT EXHIBIT
               PART 3A - UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES

====================================================================================================================================
                                                                           Incurred But Not Reported           5               6
                                                                           -------------------------
                                                                             4a       4b       4c

                                                                                                                             Unpaid
                                                                                                          Net Losses          Loss
                                                                                     Rein-    Rein-         Unpaid          Adjust-
                                                                                    surance  surance       (Columns           ment
Line of Business                                                           Direct   Assumed   Ceded    3 + 4a + 4b - 4c)    Expenses
------------------------------------------------------------------------------------------------------------------------------------
  1. Fire .............................................................                                            1,253
  2. Allied Lines......................................................                                               89
  3. Farmowners multiple peril ........................................
  4. Homeowners multiple peril ........................................                                            3,092
  5. Commercial multiple peril ........................................
  6. Mortgage guaranty ................................................
  8. Ocean marine .....................................................
  9. Inland marine ....................................................
 10. Financial guaranty ...............................................
11.1 Medical malpractice - occurrence .................................
11.2 Medical malpractice - claims-made ................................
 12. Earthquake  ......................................................
 13. Group accident & health ..........................................                                (a)
 14. Credit accident & health (group & individual) ....................
 15. Other accident & health ..........................................                                (a)
 16. Workers' compensation ............................................
17.1 Other liability - occurrence .....................................
17.2 Other liability - claims-made ....................................
18.1 Products liability - occurrence ..................................
18.2 Products liability - claims-made .................................
19.1 19.2 Private passenger auto liability ............................       36,000                             109,555      29,700
19.3 19.4 Commercial auto liability ...................................
 21. Auto physical damage .............................................        2,000                               2,750       5,300
 22. Aircraft (all perils) ............................................
 23. Fidelity .........................................................
 24. Surety ...........................................................
 26. Burglary and theft ...............................................
 27. Boiler and machinery .............................................
 28. Credit ...........................................................
 29. International ....................................................
30A. Reinsurance-Non proportional Assumed Property ....................      XXX
30B. Reinsurance-Nonproportional Assumed Liability ....................      XXX
30C. Reinsurance-Nonproportional Assumed Financial Lines ..............      XXX
 31. Aggregate write-ins for other lines of business ..................
                                                                          ----------------------------------------------------------
 32. TOTALS ...........................................................       38,000                             116,739      35,000
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
3101. .................................................................
3102. .................................................................
3103. .................................................................
3198. Summary of remaining write-ins for Line 31 from overflow page....
3199. TOTALS (Lines 3101 through 3103 plus 3198) (Line 31 above).......
===================================================================================================================================

(a) Including $ ........................... for present value of life indemnity claims and $ .................. reserved for deferred maternity and other similar benefits.

ANNUAL STATEMENT FOR THE YEAR 1998 OF THE American Union Insurance Company

                      UNDERWRITING AND INVESTMENT EXHIBIT

                               PART 4 - EXPENSES

====================================================================================================================================
                                                                                   1               2               3            4
                                                                                  Loss           Other
                                                                               Adjustment     Underwriting     Investment
                                                                                Expenses        Expenses        Expenses      Total
                                                                            --------------------------------------------------------
  1. Claim adjustment services:
     A. Direct.............................................................        34,626                                    34,626
     B. Reinsurance assumed................................................
     C. Reinsurance ceded..................................................
                                                                            --------------------------------------------------------
     D. Net claim adjustment services (A + B - C)..........................        34,626                                    34,626
  2. Commission and brokerage:
     A. Direct excluding contingent........................................                         618                         618
     B. Reinsurance assumed excluding contingent...........................
     C. Reinsurance ceded excluding contingent.............................
     D. Contingent - direct................................................
     E. Contingent - reinsurance assumed...................................
     F. Contingent - reinsurance ceded.....................................
     G. Policy and membership fees.........................................
                                                                            --------------------------------------------------------
     H. Net commission and brokerage
     (A + B - C + D + E - F + G)...........................................                         618                         618
  3. Allowances to manager and agents......................................                      55,112                      55,112
  4. Advertising...........................................................                         179                         179
  5. Boards, bureaus and associations......................................                     (34,113)                    (34,113)
  6. Surveys and underwriting reports......................................                         672                         672
  7. Audit of assureds' records............................................
  8. Salary and related items:
     A. Salaries...........................................................        33,470       333,737        25,000       392,207
     B. Payroll taxes......................................................         2,510        12,461           750        15,721
  9. Employee relations and welfare........................................         1,000        25,807                      26,807
 10. Insurance.............................................................                          30                          30
 11. Directors'fees........................................................                       8,100                       8,100
 12. Travel and travel items...............................................                       3,117                       3,117
 13. Rent and rent items...................................................           500        21,072        12,000        33,572
 14. Equipment.............................................................
 15. Printing and stationery...............................................           650         2,983                       3,633
 16. Postage, telephone and telegraph, exchange and express................           550         1,663                       2,213
 17. Legal and auditing....................................................         4,490        42,100       304,736       351,326
                                                                            --------------------------------------------------------
17A. TOTALS (Lines 3 to 17)................................................        43,170       472,920       342,486       858,576
 18. Taxes, licenses and fees:
     A. State and local insurance taxes deducting guaranty
        association credits of $_______   .................................                      95,966                      95,966
     B. Insurance department licenses and fees.............................                      14,880                      14,880
     C. Gross guaranty association assessments.............................
     D. All other (excluding federal and foreign income
        and real estate)...................................................
                                                                            --------------------------------------------------------
        E. TOTAL taxes, licenses and fees (A + B + C + D)..................                     110,846                     110,846
 19. Real estate expenses..................................................
 20. Real estate taxes.....................................................
20A. Reimbursements by uninsured accident and health plans.................
 21. Aggregate write-ins for miscellaneous expenses........................                      16,726                      16,726
                                                                            --------------------------------------------------------
 22.   TOTAL expenses incurred.............................................        77,796       601,110       342,486 (a) 1,021,392
 23. Less unpaid expenses - current year...................................        35,000       119,374                     154,374
 24. Add unpaid expenses - prior year......................................        35,000       271,589            50       306,639
 25. Amounts receivable relating to uninsured accident and
     health plans, prior year..............................................
 26. Amounts receivable relating to uninsured accident and health plans, current year...................................................
                                                                            --------------------------------------------------------
 27.   TOTAL EXPENSES PAID (Lines 22 - 23 + 24 - 25 + 26)..................        77,796       753,325       342,536     1,173,657
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
2101. Contributions........................................................                      15,100                      15,100
2102. Over & Short & Waived................................................                       1,626                       1,626
2103. .....................................................................
2198. Summary of remaining write-ins for Line 21 from overflow page........
                                                                            --------------------------------------------------------
2199. TOTALS (Lines 2101 through 2103 plus 2198) (Line 21 above)...........                      16,726                      16,726
====================================================================================================================================

(a) Includes management fees of $55,112 to affiliates and $_____ to non-affiliates

                                      12
The prior year amounts have been restated to include merged figures for consistency in comparing 1998 merged figures. American Union Insurance Company and Direct Auto Indemnity Company were merged 12/31/98.

ANNUAL STATEMENT FOR THE YEAR 1998 OF THE American Union Insurance Company

                                  EXHIBIT 1 -
               ANALYSIS OF NONADMITTED ASSETS AND RELATED ITEMS

====================================================================================================================================
                                                                                              1              2             3
                                                                                                                    Changes for Year
                                                                                            End of         End of      (Increase)
                                                                                         Current Year    Prior Year     Decrease
                                                                                       ---------------------------------------------

1.   Summary of Items Page 2, Lines 10 to 15 and 17 to 19, Column 3 ..........................432,688......................(432,688)

2.   Other Assets:

     2.1  Bills receivable not taken for premiums ..................................................................................

     2.2  Furniture, equipment and supplies .................................................................44,126..........44,126

     2.3  Loans on personal security, endorsed or not ..............................................................................

3.   TOTAL (Lines 2.1 to 2.3) (Page 2, Line 20, Column 3) ...................................................44,126..........44,126

4.   Aggregate write-ins for other than invested assets (Page 2, Line 21, Column 3) ..........176,212......................(176,212)

5.   Aggregate write-ins for related items .........................................................................................
                                                                                       ---------------------------------------------

6.   TOTAL (Line 1 plus Lines 3 to 5) ........................................................608,900........44,126........(564,774)
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
0401. Advances to fund a new insurance company ...............................................176,212......................(176,212)
0402................................................................................................................................
0403................................................................................................................................
0498. Summary of remaining write-ins for Line 4 from overflow page .................................................................
                                                                                       ---------------------------------------------
0499. TOTALS (Lines 0401 through 0403 plus 0498) (Line 4 above) ..............................176,212......................(176,212)
------------------------------------------------------------------------------------------------------------------------------------
0501................................................................................................................................
0502................................................................................................................................
0503................................................................................................................................
0598. Summary of remaining write-ins for Line 5 from overflow page .................................................................
0599. TOTALS (Lines 0501 through 0503 plus 0598) (Line 5 above) ....................................................................
====================================================================================================================================



                                      13
The prior year amounts have been restated to include merged figures for consistency in comparing 1998 merged figures. American Union Insurance Company and Direct Auto Indemnity Company were merged 12/31/98.

ANNUAL STATEMENT FOR THE YEAR 1998 OF THE American Union Insurance Company

                  EXHIBIT 2 - RECONCILIATION OF LEDGER ASSETS

====================================================================================================================================
                                                                                                          1                  2
                 INCREASE IN LEDGER ASSETS                                                        Current Year         Prior Year
                                                                                             ---------------------------------------
  1. Net premiums written (Part 2, Line 32, Column 1) .....................................................547,906..........579,749
  2. Interest, dividends and real estate income received (Part 1, Line 9, Column 3) .....................9,459,449........3,800,334
  3. From sale or maturity of ledger assets (Part 1A, Line 9, Column 2) ................................3,577,329...........42,369
  4. Other income items or increases, viz:
     A. Agents' balances previously charged off ....................................................................................
     B. Remittances from home office to U.S. branch (gross) ........................................................................
     C. Funds held under reinsurance treaties (net) ................................................................................
     D. Borrowed money (gross) .....................................................................................................
     E. Amounts withheld or retained for account of others (net) ...................................................................
     F. Aggregate write-ins for increases in ledger assets ..............................................4,721,000............2,282
  5. Adjustment in book value of ledger assets (Part 1A, Line 9, Column 4) .........................................................
  6. Capital paid in (Page 4, Line 24A) ............................................................................................
  7. Surplus paid in (Page 4, Line 25A) ............................................................................................
 7A. Surplus notes (Page 4, Line 23A) ..............................................................................................
                                                                                             ---------------------------------------
  8.    TOTAL (Lines 1 to 7A) ..........................................................................18,305,684........4,424,734

                      DECREASE IN LEDGER ASSETS

  9. Net losses paid (Part 3, Line 32, Column 4) ..........................................................271,446..........449,756
 10. Expenses paid (Part 4, Line 27, Column 4) ..........................................................1,173,657..........868,048
10A. Interest expense (Part 1, Line 10A) ..................................................................323,000..................
 11. From sale or maturity of ledger assets (Part 1A, Line 9, Column 3) ........................................................366
11A. Surplus notes (Page 4, Line 23A) ..............................................................................................
 12. Other disbursement items or decreases, viz:
     A. Agents' balances charged off ...........................................................................51...............34
     B. Remittances to home office from U.S. branch (gross) ........................................................................
     C. Funds held under reinsurance treaties (net) ................................................................................
     D. Borrowed money (gross) .....................................................................................................
     E. Amounts withheld or retained for account of others (net) ...................................................................
     F. Aggregate write-ins for decreases in ledger assets ....................................................930..........961,930
 13. Adjustment in book value of ledger assets (Part 1A, Line 9, Column 5) and depreciation
        (Part 1, Line 11) ..........................................................................................................
 14. Federal and foreign income taxes paid ................................................................611,716............7,986
 15. Dividends paid stockholders .......................................................................15,400,000........2,120,000
 16. Dividends to policyholders on direct business, less $....... dividends on reinsurance assumed or ceded (net) ........................................................................................
                                                                                             ---------------------------------------
 17.     TOTAL (Lines 9 to 16) .........................................................................17,780,800........4,408,120

                        RECONCILIATION BETWEEN YEARS

 18. Amount of ledger assets as per balance December 31 of prior year ..................................82,423,695.......82,407,081
                                                                                             ---------------------------------------
 19. Increase or (decrease) in ledger assets during the year (Line 8 minus Line 17) .......... ............524,884...........16,614
                                                                                             ---------------------------------------
 20.     Balance = ledger assets December 31 of current year ...........................................82,948,579.......82,423,695
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
04F01. Service Charges ......................................................................................2,240............2,282
04F02. Increase in Ledger Liabilities ...................................................................4,718,760..................
04FO3. .............................................................................................................................
04F98. Summary of remaining write-ins for Line 4F from overflow page ...............................................................
                                                                                             ---------------------------------------
04F99. TOTALS (Lines 04F01 through 04F03 plus Q4F98) (Line 4F above) ....................................4,721,000............2,282
------------------------------------------------------------------------------------------------------------------------------------
12F01. Decrease in Drafts Issued and Outstanding ..............................................................930..........113,070
12FO2. Decrease in Ledger Liabilities ......................................................................................848,860
12FO3. .............................................................................................................................
12F98. Summary of remaining write-ins for Line 12F from overflow page ..............................................................
                                                                                             ---------------------------------------
12F99. TOTALS (Lines 12F01 through 12F03 plus 12F98) (Line 12F above) .........................................930..........961,930
====================================================================================================================================


                                      14
The prior year amounts have been restated to include merged figures for consistency in comparing 1998 merged figures. American Union Insurance Company and Direct Auto Indemnity Company were merged 12/31/98.

ANNUAL STATEMENT FOR THE YEAR 1998 OF THE American Union Insurance Company

                                                  EXHIBIT OF PREMIUMS AND LOSSES
                                                 (Statutory Page 14 Data)        000001937199843014100    1998    Document Code: 430
NAIC Group Code 0193         DIRECT BUSINESS IN THE STATE OF Illinois DURING THE YEAR                        NAIC Company Code 01937
====================================================================================================================================
                            1                                      Gross Premiums, Including Policy and          4            5
                                                                   Membership Fees, Less Return Premiums
                                                                   and Premiums on Policies Not Taken      Dividends Paid
                                                                   -------------------------------------   or Credited to   Direct
                                                                          2                   3            Policyholders   Unearned
                                                                    Direct Premiums     Direct Premiums      on Direct     Premium
                     Line of Business                                  Written             Earned            Business      Reserves
------------------------------------------------------------------------------------------------------------------------------------
  1. Fire ....................................................................2,301...............7,080........................314
 2.1 Allied lines ..............................................................409...............1,240.........................55
 2.2 Multiple peril crop .........................................................................................................
 2.3 Federal Flood ...............................................................................................................
  3. Farmowners multiple peril ...................................................................................................
  4. Homeowners multiple peril ...............................................4,352..............13,137........................575
 5.1 Commercial multiple peril (non-liability portion) ...........................................................................
 5.2 Commercial multiple peril (liability portion) ...............................................................................
  6. Mortgage guaranty ...........................................................................................................
  8. Ocean marine ................................................................................................................
  9. Inland marine ...............................................................................................................
 10. Financial guaranty ..........................................................................................................
 11. Medical malpractice .........................................................................................................
 12. Earthquake ..................................................................................................................
 13. Group accident and health ...................................................................................................
 14. Credit A & H (group and individual) .........................................................................................
15.1 Collectively renewable A & H ................................................................................................
15.2 Non-cancellable A & H .......................................................................................................
15.3 Guaranteed renewable A & H ..................................................................................................
15.4 Non-renewable for stated reasons only .......................................................................................
15.5 Other accident only .........................................................................................................
15.6 All other A & H .............................................................................................................
15.7 Federal employees health benefits program premium ...........................................................................
 16. Workers' compensation .......................................................................................................
 17. Other liability .............................................................................................................
 18. Products liability ..........................................................................................................
19.1 Private passenger auto no-fault (personal injury protection) ................................................................
19.2 Other private passenger auto liability .................................10,406..............10,962......................2,407
19.3 Commercial auto no-fault (personal injury protection) .......................................................................
19.4 Other commercial auto liability .............................................................................................
21.1 Private passenger auto physical damage .................................11,714..............11,969......................2,669
21.2 Commercial auto physical damage .............................................................................................
 22. Aircraft (all perils) .......................................................................................................
 23. Fidelity ....................................................................................................................
 24. Surety ......................................................................................................................
 26. Burglary and theft ..........................................................................................................
 27. Boiler and machinery ........................................................................................................
 28. Credit ......................................................................................................................
 31. Aggregate write-ins for other lines of business .............................................................................
 32.    TOTALS (a) ..........................................................29,182..............44,388......................6,020
===================================================================================================================================
DETAILS OF WRITE-INS
-----------------------------------------------------------------------------------------------------------------------------------
3101. ............................................................................................................................
3102. ............................................................................................................................
3103. ............................................................................................................................
3198. Summary of remaining write-ins for Line 31 from overflow page ..............................................................
3199. TOTALS (Lines 3101 through 3103 plus 3198) (Line 31 above) .................................................................
====================================================================================================================================

==========================================================================================================================
                            1                                          6           7         8          9          10
                                                                                                      Direct     Direct
                                                                                                    Allocated   Allocated
                                                                     Direct                            Loss        Loss
                                                                   Losses Paid   Direct    Direct   Adjustment  Adjustment
                                                                   (deducting)   Losses    Losses     Expense    Expense
                     Line of Business                               salvage)    Incurred   Unpaid      Paid      Incurred
--------------------------------------------------------------------------------------------------------------------------
  1. Fire .............................................................6,385.......5,083....1,253.........312..........312
 2.1 Allied lines .......................................................802.........475.......89..........64...........64
 2.2 Multiple peril crop .................................................................................................
 2.3 Federal Flood .......................................................................................................
  3. Farmowners multiple peril ...........................................................................................
  4. Homeowners multiple peril ........................................9,474.......5,196....3,092.........847..........847
 5.1 Commercial multiple peril (non-liability portion) ...................................................................
 5.2 Commercial multiple peril (liability portion) ...............................(8,000)..............16,426.......16,426
  6. Mortgage guaranty ...................................................................................................
  8. Ocean marine ........................................................................................................
  9. Inland marine .......................................................................................................
 10. Financial guaranty ..................................................................................................
 11. Medical malpractice .................................................................................................
 12. Earthquake ..........................................................................................................
 13. Group accident and health ...........................................................................................
 14. Credit A & H (group and individual) .................................................................................
15.1 Collectively renewable A & H ........................................................................................
15.2 Non-cancellable A & H ...............................................................................................
15.3 Guaranteed renewable A & H ..........................................................................................
15.4 Non-renewable for stated reasons only ...............................................................................
15.5 Other accident only .................................................................................................
15.6 All other A & H .....................................................................................................
15.7 Federal employees health benefits program premium ...................................................................
 16. Workers' compensation ...............................................................................................
 17. Other liability .....................................................................................................
 18. Products liability ..................................................................................................
19.1 Private passenger auto no-fault (personal injury protection) ........................................................
19.2 Other private passenger auto liability ...........................6,994.......1,994....1,000.........415..........415
19.3 Commercial auto no-fault (personal injury protection) ...............................................................
19.4 Other commercial auto liability .....................................................................................
21.1 Private passenger auto physical damage ...........................4,275.......2,275..................200..........200
21.2 Commercial auto physical damage .....................................................................................
 22. Aircraft (all perils) ...............................................................................................
 23. Fidelity ............................................................................................................
 24. Surety ..............................................................................................................
 26. Burglary and theft ..................................................................................................
 27. Boiler and machinery ................................................................................................
 28. Credit ..............................................................................................................
 31. Aggregate write-ins for other lines of business .....................................................................
 32.    TOTALS (a) ...................................................27,930.......7,023....5,434......18,264.......18,264
==========================================================================================================================
DETAILS OF WRITE-INS
--------------------------------------------------------------------------------------------------------------------------
3101. ....................................................................................................................
3102. ....................................................................................................................
3103. ....................................................................................................................
3198. Summary of remaining write-ins for Line 31 from overflow page ......................................................
3199. TOTALS (Lines 3101 through 3103 plus 3198) (Line 31 above) .........................................................
==========================================================================================================================

==========================================================================================================
                            1                                         11               12            13
                                                                    Direct
                                                                   Allocated
                                                                     Loss
                                                                   Adjustment      Commissions     Taxes,
                                                                    Expense       and Brokerage   Licenses
                     Line of Business                               Unpaid          Expenses      and Fees
----------------------------------------------------------------------------------------------------------
  1. Fire ................................................................................................
 2.1 Allied lines ........................................................................................
 2.2 Multiple peril crop .................................................................................
 2.3 Federal Flood .......................................................................................
  3. Farmowners multiple peril ...........................................................................
  4. Homeowners multiple peril ........................................................615................
 5.1 Commercial multiple peril (non-liability portion) ...................................................
 5.2 Commercial multiple peril (liability portion) .......................................................
  6. Mortgage guaranty ...................................................................................
  8. Ocean marine ........................................................................................
  9. Inland marine .......................................................................................
 10. Financial guaranty ..................................................................................
 11. Medical malpractice .................................................................................
 12. Earthquake ..........................................................................................
 13. Group accident and health ...........................................................................
 14. Credit A & H (group and individual) .................................................................
15.1 Collectively renewable A & H ........................................................................
15.2 Non-cancellable A & H ...............................................................................
15.3 Guaranteed renewable A & H ..........................................................................
15.4 Non-renewable for stated reasons only ...............................................................
15.5 Other accident only .................................................................................
15.6 All other A & H .....................................................................................
15.7 Federal employees health benefits program premium ...................................................
 16. Workers' compensation ...............................................................................
 17. Other liability .....................................................................................
 18. Products liability ..................................................................................
19.1 Private passenger auto no-fault (personal injury protection) ........................................
19.2 Other private passenger auto liability ............................4,000.............................
19.3 Commercial auto no-fault (personal injury protection) ...............................................
19.4 Other commercial auto liability .....................................................................
21.1 Private passenger auto physical damage ..............................................................
21.2 Commercial auto physical damage .....................................................................
 22. Aircraft (all perils) ...............................................................................
 23. Fidelity ............................................................................................
 24. Surety ..............................................................................................
 26. Burglary and theft ..................................................................................
 27. Boiler and machinery ................................................................................
 28. Credit ..............................................................................................
 31. Aggregate write-ins for other lines of business .....................................................
 32.    TOTALS (a) .....................................................4,000.........615.................
==========================================================================================================
DETAILS OF WRITE-INS
----------------------------------------------------------------------------------------------------------
3101. ....................................................................................................
3102. ....................................................................................................
3103. ....................................................................................................
3198. Summary of remaining write-ins for Line 31 from overflow page ......................................
3199. TOTALS (Lines 3101 through 3103 plus 3198) (Line 31 above) .........................................
==========================================================================================================

(a) Finance and service charges not included in Lines 1 to 32 $....................................

The prior year amounts have been restated to include merged figures for consistency in comparing 1998 merged figures. American Union Insurance Company and Direct Auto Indemnity Company were merged 12/31/98.

                                  15 Illinois

ANNUAL STATEMENT FOR THE YEAR 1998 OF THE American Union Insurance Company

                            GENERAL INTERROGATORIES

1.  (a) Does the company issue both participating and non-participating policies?                                Yes[ ] No[X]
    (b) If yes, state the amount of calendar year net premiums written on:
          (i) Participating policies:                                                                            $..................
          (ii) Non-participating policies:                                                                       $..................
2. For Mutual Companies and Reciprocal Exchanges Only:
    (a) Does company issue assessable policies?                                                                  Yes[ ] No[X]
    (b) Does company issue non-assessable policies?                                                              Yes[ ] No(X]
    (c) If assessable policies are issued, what is the extent of the contingent liability of the policyholders?  ...................
    (d) Total amount of assessments laid or ordered to be laid during the year on deposit notes or contingent
        premiums?                                                                                                $..................
3. For Reciprocal Exchanges Only:
    (a) Does the Exchange appoint local agents?                                                                  Yes[ ] No[X]
    (b) If yes, is the commission paid:
          (i) out of Attorney's-in-Fact compensation?                                                            Yes[ ] No[ ] N/A[X]
          (ii) as a direct expense of the Exchange?                                                              Yes[ ] No[ ] N/A[X]
    (c) What expenses of the Exchange are not paid out of the compensation of the Attorney-in-Fact?
    (d) Has any Attorney-in-Fact compensation, contingent on fulfillment of certain conditions, been deferred?   Yes[ ] No[X]
    (e) If yes, give full information

4.                                                    CAPITAL STOCK OF THIS COMPANY
                ====================================================================================================================
                     1               2                   3               4              5                  6               7
                             Number of Shares    Number of Shares    Par Value   Redemption Price   Is Dividend Rate   Are Dividends
                   Class        Authorized          Outstanding      Per Share     if Callable          Limited?        Cumulative?
                --------------------------------------------------------------------------------------------------------------------
                Preferred .......................................................................     Yes[ ] No[X]      Yes[ ] No[X]
                Common ...........102,000.............102,000..........100.00         X X X             XXX   XXX        XXX    XXX
                ====================================================================================================================
5.  (a) Does the company own any securities of a real estate holding company or otherwise hold real estate
        indirectly?                                                                                              Yes[ ] No[X]
    (b) If yes,
          (i) explain
          (ii) Name of real estate holding company
          (iii) Number of parcels involved?                                                                      ...................
          (iv) Total book value                                                                                  $..................
6.  (a) Is the company a member of an Insurance Holding Company System consisting of two or more affiliated
        persons, one or more of which is an insurer?                                                             Yes[X] No[ ]
    (b) If yes, did the company register and file with its domiciliary state Insurance Commissioner, Director, or Superintendent, or with such regulatory official of the State of domicile of the principal insurer in the Holding Company System, a registration statement providing disclosure substantially similar to the standards adopted by the National Association of Insurance Commissioners in its Model Holding
        Company System Regulatory Act and model regulations pertaining thereto, or is the company subject to standards and disclosure requirements substantially similar to those required by such Act and
        regulations?                                                                                             Yes[X] No[ ] N/A[ ]
    (c) State regulating Illinois
7.  (a) Does any foreign (non-United States) person or entity directly or indirectly control 10% or more of
        the company?                                                                                             Yes[ ] No[X]
    (b) If yes,
          (i) state the percentage of foreign control:                                                           ..................%

8.  (a) Total amount loaned during the year:
          (i)  to directors or other officers                                                                    $..................
          (ii) to stockholders not officers                                                                      $..................
    (b) Total amount of loans outstanding at end of year:
          (i)  to directors or other officers                                                                    $..................
          (ii) to stockholders not officers                                                                      $..................
9.  (a) Did any person while an officer, director or trustee of the company receive directly or indirectly, during the period covered by this statement, any commission on the business transactions of the company? Yes[ ] No[X]
    (b) Did any person while an officer, director, trustee or employee receive directly or indirectly, during the period covered by this statement, any compensation in addition to their regular compensation on
        account of the reinsurance transactions of the company?                                                  Yes[ ] No[X]
    (c) Has the company an established procedure for disclosure to its board of directors or trustees of any material interest or affiliation on the part of its officers, directors, trustees, or responsible
        employees which is in or is likely to conflict with the official duties of such person?                  Yes[X] No[ ]
    (d) Except for retirement plans generally applicable to its staff employees and agents and contracts with its agents for the payment of commissions, has the company any agreement with a person whereby it agrees that for any service rendered or to be rendered, they shall receive directly or indirectly any salary, compensation or emolument that will extend beyond a period of 12 months from the date of
        the agreement?                                                                                           Yes[ ] No[X]
10. What amount of installment notes is owed and now held by the company?                                        $..................
11. (a) Have any of these notes been hypothecated, sold or used in any manner as security for money loaned
        within the past year?                                                                                    Yes[ ] No[X]
    (b) If yes, what amount?                                                                                     $..................
12. (a) Largest net aggregate amount insured in any one risk (excluding workers' compensation):                  $............500.00
    (b) Does any reinsurance contract considered in the calculation of this amount include an aggregate
        limit of recovery without also including a reinstatement provision?                                      Yes[ ] No[X]
    (c) State the number of reinsurance contracts (excluding individual facultative risk certificates, but including facultative programs, automatic facilities or facultative obligatory contracts)
        considered in the calculation of this amount.                                                            $..................


ANNUAL STATEMENT FOR THE YEAR 1998 OF THE American Union Insurance Company


13. (a) What provision has this company made to protect itself from an excessive loss in the event of a catastrophe under a workers' compensation contract issued without limit of loss? None Written
    (b) Describe the method used to estimate this company's probable maximum insurance loss, and identify the types of insured exposures comprising that probable maximum loss, the locations of concentrations of those exposures and the external resources (such as consulting firms or computer software models), if any, used in the estimation process. What provision has this company made
        (such as a catastrophic reinsurance program) to protect itself from an excessive loss arising from the types and concentrations of insured exposures comprising its probable maximum property insurance loss? None Written
14. (a) Has this company guaranteed any financed premium accounts?                                               Yes[ ] No[X]
    (b) If yes, give full information
15. (a) Has this company reinsured any risk with any other company under a quota share reinsurance contract which includes a provision which would limit the reinsurer's losses below the stated quota share percentage (e.g., a deductable, a loss ratio corridor, a loss ratio cap, an aggregate limit or any
        similar provision)?                                                                                      Yes[ ] No[X]
    (b) If yes, indicate the number of reinsurance contracts containing such provisions:                         $..................
16. (a) Has this company reinsured any risk with any other company and agreed to release such company from liability, in whole or in part, from any loss that may occur on the risk, or portion thereof, reinsured? Yes[ ] No[X]
    (b) If yes, give full information
17. If the company has assumed risks from another company, there should be charged on account of such reinsurances a reserve equal to that which the original company would have been required to charge had
    it retained the risks. Has this been done?                                                                   Yes[ ] No[X] N/A[ ]
18. (a) Has this company guaranteed policies issued by any other company and now in force?                       Yes[ ] No[X]
    (b) If yes, give full information
19. (a) Were all stocks, bonds and other securities owned December 31 of current year, over which the company has exclusive control in the actual possession of the company on said date, except as shown by the
        Schedule E - Part 2 - Special Deposits?                                                                  Yes[ ] No[X]
    (b) If no, give full and complete information relating thereto:
20. (a) Were any of the stocks, bonds or other assets of the company owned at December 31 of the current year not exclusively under the control of the company, except as shown on the Schedule E - Part 2 - Special
        Deposits; or has the company sold or transferred any assets subject to a put option contract that is
        currently in force? (Exclude securities subject to Interrogatory 21.)                                    Yes[X] No[ ]
    (b) If yes, state the amount thereof at December 31 of the current year:
          (i) loaned to others                                                                                   $..................
         (ii) subject to repurchase agreements                                                                   $..................
        (iii) subject to reverse repurchase agreements                                                           $..................
         (iv) subject to dollar repurchase agreements                                                            $..................
          (v) subject to reverse dollar repurchase agreements                                                    $..................
         (vi) pledged as collateral                                                                              $........54,740,657
        (vii) placed under option agreements                                                                     $..................
       (viii) letter stock or other securities restricted as to sale                                             $..................
         (ix) other                                                                                              $..................
    (c) For each category above, if any of these assets are held by others, identify by whom held.
          (i)
         (ii)
        (iii)
         (iv)
          (v)
         (vi) Commerce Bank-Bloomington, Illinois
        (vii)
       (viii)
         (ix)
    (d) For categories (b)(i) and (iii) above, and for any other securities that were made available for use by another person during the year covered by this statement, attach a schedule as shown in the instructions to the annual statement.
    (e) For category (b)(vii) above, do any of the option agreements involve asset transfers with put options?   Yes[ ] No[ ] N/A[X]
    If yes, disclose in the Notes to Financial Statements the information specified in the instructions to the annual statement.
21. Were any of the assets reported in this statement subject to a contractual obligation to transfer
    to another party without the liability for such obligation being reported in this statement?                 Yes[ ] No[X]
    If yes, state the amount thereof at December 31 of current year:
          (i) Rented from others                                                                                 $..................
         (ii) Borrowed from others                                                                               $..................
        (iii) Leased from others                                                                                 $..................
         (iv) Other                                                                                              $..................
    Disclose in Notes to Financial Statements the nature of each of these obligations.
22. (a) State as of what date the latest financial examination of the company was made or is being made.         12/31/1995
    (b) State the as of date of the latest financial examination report that is available from either the state of domicile or the company. This date should be the date of the examined balance sheet
        and not the date the report was completed or released.                                                   12/31/1995
    (c) State as of what date the latest financial examination report became available to other states or the public from either the state of domicile or the company. This is the release date or completion
        date of the examination report and not the date of the examination (balance sheet date).                 05/08/1998
    (d) By what departments or department? Illinois
23. (a) Has any change been made during the year of this statement in the charter, by-laws, articles of
        incorporation, or deed of settlement of the company?                                                     Yes[ ] No[X]
    (b) If yes, date of change:                                                                                      /   /
    If not previously filed, furnish herewith a certified copy of the instrument as amended.
24. (a) Has any direct new business been solicited or written in any state where the company was not licensed?   Yes[ ] No[X]
    (b) If yes, explain
25. Is the purchase or sale of all investments of the company passed upon either by the board of directors
    or a subordinate committee thereof?                                                                          Yes[X] No[ ]
26. Does the company keep a complete permanent record of the proceedings of its board of directors and all
    subordinate committees thereof?                                                                              Yes[X] No[ ]
27. Have the instructions for completing the blank required by this department been followed in every detail?    Yes[X] No[ ]

ANNUAL STATEMENT FOR THE YEAR 1998 OF THE American Union Insurance Company


(ONLY UNITED STATES BRANCHES OF FOREIGN COMPANIES NEED ANSWER INTERROGATORIES 28 AND 29)
28. What changes have been made during the year in the United States manager or the United States trustees of the company?
29. Does this statement contain all business transacted for the company through its United States branch,
    on risks wherever located?                                                                                   Yes[ ] No[X]
30. (a) During the period covered by this statement, did any agent, general agent, broker, sales representative, non-affiliated sales/service organization or any combination thereof under common control (other than salaried employees of the company) receive credit or commissions for or control a substantial part (more than 20 percent of any major line of business measured on direct premiums) of:
          (i) sales of new business?                                                                             Yes[ ] No[X]
         (ii) renewals?                                                                                          Yes[ ] No[X]
    (b) During the period covered by this statement, did any sales/service organization owned in whole or in part by the company or an affiliate, receive credit or commissions for or control a substantial part (more than 20 percent of any major line of business measured on direct premiums) of:
          (i) sales of new business?                                                                             Yes[ ] No[X]
         (ii) renewals?                                                                                          Yes[ ] No[X]
31. (a) If the company recorded accrued retrospective premiums on insurance contracts on Line 10.3 of the assets schedule, Page 2, state the amount of corresponding liabilities recorded for:
          (i) unpaid losses:                                                                                     $..................
         (ii) unpaid underwriting expenses (including loss adjustment expenses):                                 $..................
    (b) Of the amount on Line 10.3 of the assets schedule, Page 2, state the amount which is secured by
        letters of credit, collateral and other funds.                                                           $..................
    (c) If the company underwrites commercial insurance risks, such as workers' compensation, are premium
        or promissory notes accepted from its insureds covering unpaid premiums and/or unpaid losses?            Yes[ ] No[ ] N/A[X]
    (d) If yes, provide the range of interest rates charged under such notes during the period covered by this statement:
          (i) From:                                                                                              ...................
         (ii) To:                                                                                                ...................
    (e) Are letters of credit or collateral and other funds received from insureds being utilized by the company to secure premium or promissory notes taken by the company, or to secure any of the company's reported direct unpaid loss reserves, including unpaid losses under deductible features of commercial
        policies?                                                                                                Yes[ ] No[X]
    (f) If yes, state the amount thereof at December 31 of the current year:
          (i) Letters of credit:                                                                                 $..................
         (ii) Collateral and other funds:                                                                        $..................
32. What interest, direct or indirect, has the company in the capital stock of any other insurance company?
    See Schedule D
33. (a) Does the company have any direct Medicare Supplement Insurance in force?                                 Yes[ ] No[X]
    (b) If yes, indicate premium earned on U. S. business only.                                                  $..................
    (c) What portion of Item (b) is not reported on the Medicare Supplement Insurance Experience Exhibit?        $..................
    Reason for excluding
    (d) Indicate amount of earned premium attributable to Canadian and/or Other Alien not included in Item
        (b) above.                                                                                               $..................
    (e) Indicate total incurred claims on all Medicare Supplement Insurance.                                     $..................
34. (a) Was the company's prior year's annual statement amended?                                                 Yes[ ] No[X]
    (b) If yes, furnish the following information regarding the last amendment to the prior year's annual statement filed with the company's state of domicile:
          (i) Amendment number                                                                                   ...................
         (ii) Date of amendment                                                                                     /   /
35. What is the name, address and affiliation (officer/employee of the company or actuary/consultant associated with a(n) actuarial consulting firm) of the individual providing the statement of actuarial opinion? None required
36. What is the name and address of the independent certified public accountant or accounting firm retained to conduct the annual audit? KPMG Peat Marwick, 303 East Wacker Drive, Chicago, IL
37. (a) Has the company been a party to a merger or consolidation during the period covered by this statement?   Yes[X] No[ ]
    (b) If yes, provide name of company, NAIC Company Code, and state of domicile (use 2 letter state abbreviation) for any company that has ceased to exist as a result of the merger or consolidation.

           ==================================================================================================================
                                                                                         NAIC
                                                                                       Company             State of
                          Name of Company                                                Code              Domicile
           ------------------------------------------------------------------------------------------------------------------
           DIRECT AUTO INDEMNITY COMPANY ...............................................25801.................IL.............
           ==================================================================================================================

 8. (a) Has this company had any Certificates of Authority, licenses or registrations (including corporate registration, if applicable) suspended or revoked by any governmental entity during the reporting period? (You need not report an action, either formal or informal, if a
        confidentiality clause is part of the agreement.)        Yes [ ] No [X]
    (b) If yes, give full information

 9. (a) Does this statement include payments for assessments as described in the Annual Statement Instructions other than guaranty fund or guaranty
        association assessments?                                 Yes [ ] No [X]
    (b) If answer is yes,
              (i)   amount paid as losses or risk adjustment:     $ ............
              (ii)  amount paid as expenses:                      $ ............
              (iii) other amounts paid:                           $ ............

10. (a) Amount of payments to Trade Associations, Service Organizations and
        Statistical or Rating Bureaus, if any?                    $ ...... 3,826
    (b) List the name of the organization and the amount paid if any such payment represented 25% or more of the total payments to Trade Associations, Service Organizations and Statistical or Rating Bureaus during the period covered by this statement.

                      Name of Organization                 Amount Paid
        --------------------------------------------------------------

        NAII ................................................... 1,250
        ISO  ................................................... 1,130
        --------------------------------------------------------------

11. (a) Amount of payments for legal expenses, if any?            $ .... 152,971
    (b) List the name of the firm and the amount paid if any such payment represented 25% or more of the total payments for legal expenses during the period covered by this statement.


                          Name of Firm                     Amount Paid
        --------------------------------------------------------------

        Holleb & Coff ........................................ 100,000
        --------------------------------------------------------------

12. (a) Amount of payments for expenditures in connection with matters before legislative bodies, officers or departments of government,
        if any?                                                   $ ............
    (b) List the name of the firm and the amount paid if any such payment represented 25% or more of the total payment expenditures in connection with matters before legislative bodies, officers or departments of government during the period covered by this statement.


                          Name of Firm                     Amount Paid
          ------------------------------------------------------------
          ------------------------------------------------------------

--------------------------------------------------------------------------------

                         Notes to Financial Statement

--------------------------------------------------------------------------------

1.      Basis of Presentation.

        This Statement was prepared in conformity with the NAIC Annual Statement instructions and accounting practices and procedures manuals.

2.      a.      Asset values are generally stated as follows:

                Bonds: Amortized Cost using the Scientific method.
                Common Stocks: Market Value, except that the investment in the stocks of subsidiaries are carried on the equity basis. Market Value adjusted for State of Illinois Statutory limitations.

        b.      No depreciation for the year.

3.      No derivative instruments.

4.      Federal Income Tax Allocation

        a.      1.     The Company's Federal Income Tax Return is combined with
                       the following entity: American Union Financial
                       Corporation

                2. The method of allocation between the companies is subject to written agreement approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled after the filing of the combined return.

        b. The amount of incurred available for offset against taxable losses in the future is $1,162,644 from 1998.

5.      a.      American Union Insurance Company is owned as follows:
                American Union Financial Corporation, an Illinois business corporation, owns 100.00%.

        b.      See Schedule Y

        c.      None

        d.      None

        e.      None

        f.      None

6.      The Company sponsors a 401K plan effective in 1988.

7.      Capital and Surplus and Shareholders Dividend Restrictions

        a.      No restrictions other than statutory.

        b.      No preferred stock.

        c.      No restrictions on unassigned surplus.

        d.      No stock held for special purposes.

        e.      Not applicable.

        f.      None.

        g.      None.

8.      No instructions

9. The Company has a loan outstanding of $5,308,792 payable to affiliate American Union Life Insurance Company.

10. The Company has a contingent liability regarding the sale of an affiliate Union Automobile Indemnity Company to Unitrin Corporation. If Loss Reserves and Loss Expense Reserves develop adversely over a pre-determined threshold, American Union will be liable for a portion of the deficiencies. As of 12/31/98, it does not see to be probable that any liability will be realized.

11.     There are no material leases.

12.     No subscriber Savings Accounts.

13. The Company has no amounts due from Reinsurers which exceed 3% of the Policyholders surplus.

--------------------------------------------------------------------------------

                         Notes to Financial Statement

--------------------------------------------------------------------------------


14.     There is no reinsurance recoverable in dispute.

15.     No return commission due.

16. The Company has no purchased annuities under which the company is owner and payee.

17. The Company did not write off any uncollectible reinsurance during the year.

18.     There was no commutation of ceded reinsurance during the year.

19. No retroactive reinsurance contracts that will generate special surplus transactions.

20.     No Intercompany pooling arrangements.

21.     No accrued retrospective premiums.

22. The Company does not discount liabilities for unpaid losses or unpaid loss adjustment expenses.

23.     The Company has no Financial Guaranty Exposures.

24.     The Company has no asset transfers with Put options.

25. There are no Direct Premiums written by Managing Agents/Third Party Administrators.

26. There has been no gain or loss to the insurer from Uninsured A & H Plans and the Uninsured portion of Partially Insured Plans.

27.     No Asbestos/Environmental Reserves.

28.     No material events subsequent.

29.     The Company elected to use rounding in reporting items in the Statement.

                                     20.1

                          FIVE - YEAR HISTORICAL DATA

====================================================================================================================================
Show amounts in whole dollars only, no cents; show percentages to one decimal place, i.e., 17.6




                                                                        1            2            3            4            5
                                                                       1998         1997         1996         1995         1994
                                                                    --------------------------------------------------------------
    Gross Premiums Written
    (Page 9, Part 2B, Columns 1 and 2)

  1.  Liability Lines (Lines 11.1, 11.2, 16, 17.1, 17.2, 18.1,
      18,2, 19.1, 19.2, & 19.3, 19.4) .................................278,680......290,579...16,624,414...17,867,171...16,860,636
  2.  Property Lines (Lines 1, 2, 9, 12, 21, & 26) ....................264,874......271,691...11,753,738...11,776,105...11,801,819
  3.  Property and Liability Combined Lines
      (Lines 3, 4, 5, 8, 22 & 27) .......................................4,352.......17,479....8,092,351....7,833,375....7,356,031
 4A.  All Other Lines (Lines 6, 10, 13, 14, 15, 23, 24,
      28, 29, & 31) ..............................................................................................................
 4B.  Nonproportional Reinsurance Lines (Lines 30A, 30B,
      & 30C) .....................................................................................................................
                                                                    --------------------------------------------------------------
  5.      TOTAL (Line 32) .............................................547,906......579,749...36,470,503...37,476,651...36,018,486

      Net Premiums Written
      (Page 9, Part 2B, Column 4)
  6.  Liability Lines (Lines 11.1, 11.2, 16, 17.1, 17.2,
      18.1, 18.2, 19.1, 19.2 & 19.3, 19.4) ............................278,680......290,579...16,264,414...17,537,342...16,466,310
  7.  Property Lines (Lines 1, 2, 9, 12, 21 & 26) .....................264,874......271,691...11,495,895...11,631,464...11,228,434
  8.  Property and Liability Combined Lines
      (Lines 3, 4, 5, 8, 22 & 27) .......................................4,352.......17,479....7,609,459....8,552,487....4,731,183
 9A.  All Other Lines (Lines 6, 10, 13, 14, 15, 23, 24,
      28, 29 & 31) ...............................................................................................................
 9B.  Non-proportional Reinsurance Lines
      (Lines 30A, 30B & 30C) .....................................................................................................
                                                                    --------------------------------------------------------------
 10.      TOTAL (Line 32) .............................................547,906......579,749...35,369,768...37,721,293...32,425,927

      Statement of Income (Page 4)
 11.  Net Underwriting Gain or (Loss) (Line 7) .......................(413,265)....(157,959)..(2,682,079)..(1,882,550)..(3,772,658)
 12.  Net Investment Gain or (Loss) (Line 9A) ......................12,312,301....3,531,213....8,486,054...22,346,554....4,207,803
 13.  Total Other Income (Line 13) ......................................2,189........2,248......187,595......142,751......163,372
 14.  Dividends to Policyholders (Line 14A) ......................................................................................
 15.  Federal and Foreign Income Taxes Incurred (Line 15) ...........1,162,644......166,849......191,713......432,491.....(429,867)
                                                                    --------------------------------------------------------------
 16.  Net Income (Line 16) .........................................10,738,581....3,208,653....5,799,857...20,174,264....1,028,384

      Balance Sheet Lines (Pages 2 and 3)
 17.  TOTAL Admitted Assets (Page 2, Line 22, Column 4) ............12,671,563...29,250,765...65,001,546...71,424,387...73,686,277
 18.  Agents' Balances or Uncollected Premiums (Page 2, Column 4)
        18.1 In Course of Collection (Line 10.1) .......................15,818.......19,200....1,695,636....1,887,701....1,375,067
        18.2 Deferred and Not Yet Due (Line 10.2) ...............................................202,491......181,671.............
        18.3 Accrued Retrospective Premiums (Line 10.3) ..........................................................................
 19.  TOTAL Liabilities (Page 3, Line 23) ...........................6,999,104....1,882,793...35,236,761...40,408,401...43,288,582
 20.  Losses (Page 3, Lines 1 and 1A) .................................116,739.......91,066...14,481,892...16,222,132...15,078,474
 21.  Loss Adjustment Expenses (Page 3, Line 2) ........................35,000.......35,000....3,986,818....3,935,727....3,711,745
 22.  Unearned premiums (Page 3, Line 9) ..............................125,122......139,976...11,337,552...11,434,397...10,205,204
 23.  Capital Paid Up (Page 3, Lines 25A & 25B) ....................10,200,000...10,200,000...10,200,000...10,200,000...12,069,400
 24.  Surplus as Regards Policyholders (Page 3, Line 27) ............5,672,459...27,367,972...29,764,785...31,015,986...30,397,645

      Risk-Based Capital Analysis
 25.  TOTAL Adjusted Capital ........................................5,672,459...27,367,972...29,764,785...31,015,986.............
 26.  Authorized Control Level Risk-Based Capital ...................1,921,593...16,443,819...15,147,479....8,184,620.............

      Percentage Distribution of Cash and Invested Assets
      (Page 2, Column 4)
      (Item divided by Page 2, Line 9, Column 4) x 100.0
 27.  Bonds (Line 1) .....................................................12.7.........14.0..........7.6.........53.2.........16.3
 28.  Stocks (Lines 2.1 & 2.2) ...........................................86.0.........85.4.........37.4.........46.5.........79.3
 29.  Mortgage Loans on Real Estate (Lines 3.1 and 3.2) ..........................................................................
 30.  Real Estate (Lines 4.1 & 4.2) ...........................................................................................1.9
 31.  Cash and Short-Term Investments (Line 5) ............................1.3..........0.6.........55.0..........0.3..........2.5
 32.  Other Invested Assets (Line 6) .............................................................................................
32A.  Receivable for Securities (Line 7) .........................................................................................
 33.  Aggregate Write-ins for Invested Assets (Line 8) ...........................................................................
                                                                    --------------------------------------------------------------
 34.  Cash and Invested Assets (Line 9) .................................100.0........100.0........100.0........100.0........100.0

      Investments in Parent Subsidiaries and Affiliates
 35.  Affiliated Bonds, (Schedule D, Summary, Line 25, Column 6) .................................................................
 36.  Affiliated Preferred Stocks (Schedule D, Summary, Line 39,
      Column 3) ..................................................................................................................
 37.  Affiliated Common Stocks (Schedule D, Summary, Line 53,
      Column 3) ..................................................................9,291,858...10,958,964...13,792,590...34,724,017
 38.  Affiliated Short-Term Investments (subtotals included
      in Schedule DA, Part 1, Column 10) .........................................................................................
38A.  Affiliated Mortgage Loans on Real Estate ...................................................................................
38B.  All Other Affiliated .......................................................................................................
                                                                    --------------------------------------------------------------
 39.      TOTAL of above Lines 35, 36, 37, 38, 38A, & 38B ........................9,291,858...10,958,964...13,792,590...34,724,017
 40.  Percentage of Investments in Parent, Subsidiaries and
      Affiliates to Surplus as Regards Policyholders (Line 39
      above divided by Page 3, Column 1, Line 27 x 100.0) .............................34.0.........36.8.........44.5........114.2
                                                                    --------------------------------------------------------------
===================================================================================================================================

                                       21

The prior year amounts have been restated to include merged figures for consistency in comparing 1998 merged figures. American Union Insurance Company and Direct Auto Indemnity Company were merged 12/31/98.

====================================================================================================================================
                                                                    1             2            3            4             5
                                                                   1998          1997         1996         1995          1994
                                                              ---------------------------------------------------------------------

     Capital and Surplus Accounts (Page 4)

41.  Net Unrealized Capital Gains or (Losses) (Line 19) ......(16,480,320)  (3,579,961)...(3,166,859)...13,216,066...(23,923,300)

42.  Dividends to Stockholders (Cash) (Line 27) ..............(15,400,000)..(2,120,000)...(3,280,000)...(1,300,000)...(2,500,000)

43.  Change in Surplus as Regards Policyholders for
     the Year (Line 31) ......................................(21,695,513)..(2,396,813)...(1,251,201)......618,341...(49,930,485)

     Gross Losses Paid
     (Page 10, Part 3, Columns 1 and 2)

44.  Liability Lines (Lines 11.1, 11.2, 16, 17.1, 17.2,
     18.1, 18.2, 19.1, 19.2 & 19.3, 19.4) ........................100,474......287,245....11,890,615....11,246,843....11,707,529

45.  Property Lines (Lines 1, 2, 9, 12, 21 & 26) .................161,498......150,145.....8,696,018.....7,453,503.....7,460,896

46.  Property and Liability Combined Lines
     (Lines 3, 4, 5, 8, 22, & 27) ..................................9,474.......12,366.....8,352,022.....5,135,447.....4,915,913

47A. All Other Lines (Lines 6, 10, 13, 14, 15, 23,
     24, 28, 29 & 31) ..........................................................................................................

47B. Nonproportional Reinsurance Lines
     (Lines 30A, 30B & 30C) ....................................................................................................
                                                              ---------------------------------------------------------------------

48.    TOTAL (Line 32) ...........................................271,446......449,756....28,938,655...23,835,793.....24,084,338

     Net Losses Paid
     (Page 10, Part 3, Column 4)

49.  Liability Lines (Lines 11.1, 11.2, 16, 17.1, 17.2,
     18.1, 18.2, 19.1, 19.2 & 19.3, 19.4) ........................100,474......287,245....11,842,858...11,110,045.....11,177,290

50.  Property Lines (Lines 1, 2, 9, 12, 21 & 26) .................161,498......150,145.....8,343,035....7,452,008......6,759,696

51.  Property and Liability Combined Lines
     (Lines 3, 4, 5, 8, 22, & 27) ..................................9,474.......12,366.....6,513,695....4,201,301......2,769,736

52A. All Other Lines (Lines 6, 10, 13, 14, 15, 23, 24,
     28, 29, & 31) .............................................................................................................

52B. Nonproportional Reinsurance Lines
     (Lines 30A, 30B & 30C) ....................................................................................................

                                                              ---------------------------------------------------------------------

53.    TOTAL (Line 32) ...........................................271,446......449,756....26,699,588...22,763,354.....20,706,722

     Operating Percentages (Page 4)
     (Item divided by Page 4, Line 1) x 100.0

54.  Premiums Earned (Line 1) ......................................100.0........100.0.........100.0........100.0..........100.0

55.  Losses Incurred (Line 2) .......................................52.8.........42.9..........70.4.........65.5...........68.7

56.  Loss Expenses Incurred (Line 3) ................................13.8..........5.6..........10.9..........9.8...........12.1

57.  Other Underwriting Expenses Incurred (Line 4) .................106.8.........78.7..........26.3.........29.8...........31.4

58.  Net Underwriting Gain or (Loss) (Line 7) ......................(73.4).......(27.2).........(7.6)........(5.2).........(12.1)

     Other Percentages

59.  Other Underwriting Expenses to Net Premiums Written
     (Page 4, Lines 4 + 5 - 13 divided by Page 9, Part 2B,
     Column 4, Line 32 x 100.0) ....................................109.3.........78.9..........26.3.........28.9...........30.1

60.  Losses and Loss Expenses Incurred to Premiums Earned
     (Page 4, Lines 2 + 3 divided by Page 4, Line 1 x 100.0) ........66.6.........48.5..........81.3.........75.3...........80.8

61.  Net Premiums Written to Policyholders' Surplus (Page 9
     Part 2B, Column 4, Line 32 divided by Page 3, Line 27,
     Column 1 x 100.0) ...............................................9.7..........2.0...........1.2..........1.2............1.1

     One Year Loss Development (000 omitted)

62.  Development in Estimated Losses and Loss Expenses
     Incurred Prior to Current Year (Schedule P, Part 2 -
     Summary, Line 12, Column 12) ......................................4..........(43).......(1,687)......(2,106)........(2,419)

63.  Percent of Development of Losses and Loss Expenses
     Incurred to Policyholders' Surplus of Prior Year
     End (Line 62 above divided by Page 4, Line 17,
     Column 1 x 100.0) ...............................................0.0.........(0.1).........(5.4)........(6.9)..........(3.0)

     Two Year Loss Development (000 omitted)

64.  Development in Estimated Losses and Loss Expenses
     Incurred 2 years before the current year and prior
     year (Schedule P, Part 2 - Summary, Line 12, Column
     13) .............................................................(34)........(81)........(2,794)......(3,417)........(1,684)

65.  Percent of Development of Losses and Loss Expenses
     Incurred to Reported Policyholders' Surplus of
     Second Prior Year End (Line 64 above divided
     by Page 4, Line 17, Column 2 x 100.0) ..........................(0.1).......(0.3)..........(9.2)........(4.3)..........(4.5)
====================================================================================================================================

                                       22
The prior year accounts have been restated to include merged figures for consistency in comparing 1998 merged figures. American Union Insurance Company and Direct Auto Indemnity Company were merged 12/31/98.

        23      Schedule A Part 1 ...........................   NONE

        24      Schedule A Part 2 ...........................   NONE

        25      Schedule A Part 3 ...........................   NONE
                Schedule A Verification .....................   NONE

        26      Schedule B Part 1 ...........................   NONE

        27      Schedule B Part 2 ...........................   NONE
                Schedule B Verification .....................   NONE

        28      Schedule BA Part 1 ..........................   NONE

        29      Schedule BA Part 2 ..........................   NONE
                Schedule BA Verification ....................   NONE

                          23, 24, 25, 26, 27, 28, 29